UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR-A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

BNY Mellon High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/2022

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon High Yield Strategies Fund

ANNUAL REPORT March 31, 2022

BNY Mellon High Yield Strategies Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2021, through March 31, 2022, as provided by Chris Barris and Kevin Cronk, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended March 31, 2022, BNY Mellon High Yield Strategies Fund (the “fund”) produced a total return of −.12% on a net-asset-value basis and a return of −2.72% on a market basis. Over the same period, the fund provided aggregate income dividends of $0.246 per share.1 In comparison, the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, posted a total return of −.30% for the same period.2

High yield corporate bonds prices declined over the 12 months under pressure from rising interest rates and increasingly hawkish rhetoric from the U.S. Federal Reserve (the “Fed”). The fund outperformed the Index on a net-asset-value basis primarily due to advantageous credit quality, duration and asset class positioning.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies. The fund may invest up to 10% of its total assets in floating-rate loans.

High Yield Outperforms as Inflation Rises

The period began with economies emerging from pandemic-related lockdowns, supported by vaccine deployment, aggressive government stimulus programs and accommodative monetary policies. At the same time, inflationary pressures began to climb, fueled by high levels of consumer spending, pandemic-related, supply-chain bottlenecks and improvements in housing and labor. Initially expected to be transitory, inflation proved more persistent than expected, gradually leading to a more hawkish stance from developed market central banks. Bond yields proved volatile in this environment of uncertainty, easing somewhat during the spring and early summer, rising from September through November, trending sideways in December 2021 and January 2022, then rising sharply in February and March. On average, yields rose substantially during the period, putting downward pressure on bond prices, which generally move in the opposite direction of yields. The first quarter of 2022 proved particularly challenging for the fixed-income market as bond yields rose in reaction to hawkish comments from the Fed, regarding prospective interest-rate increases, with domestic inflation reaching a 40-year high of nearly 8%.

While bond prices across the board were challenged by rising yields, investors favored riskier assets in the prevailing environment of strong economic growth and accommodative monetary policy. High yield corporate bonds, in particular, produced relatively strong returns, supported by better-than-expected corporate earnings and historically low default rates. Early in the reporting period, securities issued by companies in cyclical industries benefited from economic reopenings. However, as economic and geopolitical uncertainties mounted, and commodity prices spiked with Russia’s invasion of Ukraine, more defensive sectors, such as broadcasting and cable, outperformed. Rising commodity prices also bolstered returns for energy and some natural resources credits. Lower-credit-quality issues tended to outperform their higher-credit-quality counterparts, which were undermined by rising Treasury yields.

Allocation and Selection Enhance Returns

Several allocation decisions bolstered the fund’s returns relative to the Index during the period. From a credit-quality perspective, overweight allocation to lower-rated B and select CCC corporate credits, along with underweight exposure to higher-rated BB credits, proved accretive to relative performance. Exposure to structured credit, specifically collateralized loan obligations (CLO) and mezzanine credit, contributed positively as well, as did the fund’s relatively short overall duration. Among high yield corporate sectors, the fund benefited from a focus on bonds issued by broadcasters and cable providers.

Conversely, relative returns were constrained by underweight exposure to the energy sector, which rallied on soaring oil and gas prices. Disappointing issue selection in the home builders and building materials industries detracted from performance as well. The fund also held modest exposure to credits issued by European cyclical firms, some of which were negatively affected in terms of revenues, costs and margins by sharply higher commodity prices.

Maintaining a Long-Term Focus in an Uncertain Environment

With the market’s focus having moved away from the pandemic at the start of 2022 toward a shift in monetary policy in the face of surging inflation, Russia’s full-scale invasion of Ukraine has presented yet another major concern for investors, while exacerbating inflationary pressures. The broad scope of sanctions imposed against Russia by most developed nations and increases in energy costs have the potential to derail the emerging economic recovery as parts of the world exit from pandemic-related restrictions. How policymakers respond to such a change in the outlook, particularly as the squeeze on consumer disposable incomes intensifies against the backdrop of higher inflation, will be important for valuations and yields. Geopolitical tensions will likely cast a cloud over financial markets in the shorter term, with the threat of military escalation and financial market instability heightening uncertainties.

Despite these challenges, we view the underlying fundamentals of the high yield asset class as quite strong in terms of credit metrics, liquidity and default outlook. Accordingly, we continue to emphasize lower-rated B and select CCC credits that we believe offer attractive opportunities for high distribution income. We have increased the fund’s energy exposure in response to supply-and-demand imbalances likely to sustain high oil and gas prices for some time to come. In other sectors, we are carefully monitoring the impact of inflation and energy price pressures on industries and individual credits. As of the end of the period, the fund holds overweight exposure to areas somewhat insulated from macroeconomic conditions, such as cable and health care. Conversely, the fund continues to hold

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

underweight exposure to cyclical sectors, such as chemicals and autos. Fund duration remains short relative to the Index.

April 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet — The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Collateralized Loan Obligations (“CLOs”) and other types of Collateralized Debt Obligations (“CDOs”) are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE AND DISTRIBUTION INFORMATION (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon High Yield Strategies Fund with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch US High Yield Master II Constrained Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in BNY Mellon High Yield Strategies Fund on 03/31/2012 to a hypothetical investment of $10,000 made in the Index on that date. All figures for the fund are based on market price. All dividends and capital gain distributions are reinvested.

The fund invests primarily in fixed-income securities and its performance shown in the line graph takes into account fees and expenses. The Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights in this report.

Average Annual Total Returns as of 3/31/2022
	1 Year	5 Years	10 Years
BNY Mellon High Yield Strategies Fund -Market Price	-2.72%	4.86%	4.29%
BNY Mellon High Yield Strategies Fund -Net Asset Value	-.12%	5.76%	7.12%
ICE BofA Merrill Lynch US High Yield Master II Constrained Index	-.30%	4.54%	5.69%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale of the shares. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

FUND PERFORMANCE AND DISTRIBUTION INFORMATION (Unaudited) (continued)

The following information regarding the fund’s distributions is current as of March 31, 2022, the fund’s fiscal year end. The fund’s returns during the period were sufficient to meet fund distributions.

The fund’s distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. The fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to try to maintain a level distribution amount, the fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a fund’s capital. A return of capital distribution does not necessarily reflect a fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the fund’s performance, those estimates may differ from both the tax information reported to you in your fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital.

Distributions
	Current Month Percentage of Distributions			Fiscal Year Ended Per Share Amounts
	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
BNY Mellon High Yield Strategies Fund	100.00%	.00%	.00%	$.26	$.26	$.00	$.00

SELECTED INFORMATION

March 31, 2022 (Unaudited)

Market Price per share March 31, 2022			$2.78
Shares Outstanding March 31, 2022			72,736,534
New York Stock Exchange Ticker Symbol			DHF
MARKET PRICE (NEW YORK STOCK EXCHANGE)
	Fiscal Year Ended March 31, 2022
	Quarter Ended June 30, 2021	Quarter Ended September 30, 2021	Quarter Ended December 31, 2021	Quarter Ended March 31, 2022
High	$3.65	$3.62	$3.34	$3.13
Low	3.09	3.23	2.99	2.61
Close	3.65	3.23	3.06	2.78
PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2022				157.93%
April 1, 2012 through March 31, 2022				52.20
April 1, 2017 through March 31, 2022				26.75
April 1, 2021 through March 31, 2022				(2.72)
July 1, 2021 through March 31, 2022				(19.29)
October 1, 2021 through March 31, 2022				(10.55)
January 1, 2022 through March 31, 2022				(7.94)

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)				$15.00
March 31, 2021				3.30
June 30, 2021				3.35
September 30, 2021				3.31
December 31, 2021				3.26
March 31, 2022				3.05
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2022				182.81%
April 1, 2012 through March 31, 2022				98.97
April 1, 2017 through March 31, 2022				32.34
April 1, 2021 through March 31, 2022				(.12)
July 1, 2021 through March 31, 2022				(3.58)
October 1, 2021 through March 31, 2022				(4.29)
January 1, 2022 through March 31, 2022				(5.25)

† With dividends reinvested.

STATEMENT OF INVESTMENTS

March 31, 2022

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 125.6%
Advertising - 2.7%
Advantage Sales & Marketing, Sr. Scd. Notes		6.50	11/15/2028	2,075,000	[b,c]	1,967,888
Clear Channel Outdoor Holdings, Sr. Scd. Notes		5.13	8/15/2027	1,205,000	[b,c]	1,194,155
Outfront Media Capital, Gtd. Notes		5.00	8/15/2027	975,000	[b,c]	955,305
Terrier Media Buyer, Gtd. Notes		8.88	12/15/2027	1,733,000	[b,c]	1,765,442
					5,882,790
Aerospace & Defense - .6%
TransDigm, Gtd. Notes		4.88	5/1/2029	1,389,000	[b]	1,304,688
Airlines - 1.8%
American Airlines, Sr. Scd. Notes		5.50	4/20/2026	1,300,000	[c]	1,311,577
American Airlines, Sr. Scd. Notes		11.75	7/15/2025	836,000	[b,c]	977,071
American Airlines Group, Gtd. Notes		3.75	3/1/2025	927,000	[b,c]	846,782
United Airlines, Sr. Scd. Notes		4.63	4/15/2029	875,000	[b,c]	833,197
					3,968,627
Automobiles & Components - 3.5%
Clarios Global, Gtd. Notes		8.50	5/15/2027	1,255,000	[b,c]	1,303,757
Dealer Tire, Sr. Unscd. Notes		8.00	2/1/2028	2,890,000	[b,c]	2,900,664
Ford Motor, Sr. Unscd. Notes		5.29	12/8/2046	525,000	[b]	510,515
Ford Motor Credit, Sr. Unscd. Notes		5.11	5/3/2029	1,620,000	[b]	1,632,474
Real Hero Merger Sub 2, Sr. Unscd. Notes		6.25	2/1/2029	830,000	[b,c]	757,881
Standard Profil Automotive GmbH, Sr. Scd. Bonds	EUR	6.25	4/30/2026	675,000	[c]	560,745
					7,666,036
Building Materials - 3.0%
CP Atlas Buyer, Sr. Unscd. Notes		7.00	12/1/2028	2,577,000	[b,c]	2,202,278
Eco Material Technologies, Sr. Scd. Notes		7.88	1/31/2027	711,000	[b,c]	708,163
Griffon, Gtd. Notes		5.75	3/1/2028	1,113,000	[b]	1,071,997
JELD-WEN, Gtd. Notes		4.63	12/15/2025	800,000	[b,c]	770,952
MIWD Finance, Gtd. Notes		5.50	2/1/2030	979,000	[b,c]	915,879
PCF GmbH, Sr. Scd. Bonds	EUR	4.75	4/15/2026	975,000	[c]	1,039,690
					6,708,959
Chemicals - 6.6%
ASP Unifrax Holdings, Sr. Scd. Notes		5.25	9/30/2028	1,311,000	[b,c]	1,219,532
Consolidated Energy Finance, Gtd. Notes		5.63	10/15/2028	1,502,000	[c]	1,392,316
Consolidated Energy Finance, Gtd. Notes		6.50	5/15/2026	230,000	[b,c]	235,017
Innophos Holdings, Sr. Unscd. Notes		9.38	2/15/2028	1,695,000	[b,c]	1,802,285

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 125.6% (continued)
Chemicals - 6.6% (continued)
Iris Holdings, Sr. Unscd. Notes		8.75	2/15/2026	1,052,000	[b,c,d]	1,053,320
Italmatch Chemicals, Sr. Scd. Notes, 3 Month EURIBOR +4.75%	EUR	4.75	9/30/2024	1,230,000	[c,e]	1,299,457
Olympus Water US Holding, Sr. Scd. Notes		4.25	10/1/2028	2,433,000	[b,c]	2,214,517
Olympus Water US Holding, Sr. Unscd. Notes		6.25	10/1/2029	791,000	[b,c]	701,554
Polar US Borrower, Sr. Unscd. Notes		6.75	5/15/2026	906,000	[b,c]	773,439
SCIL IV, Sr. Scd. Notes		5.38	11/1/2026	540,000	[b,c]	497,648
Trinseo Materials Finance, Gtd. Bonds		5.13	4/1/2029	1,295,000	[c]	1,197,409
Venator Finance, Gtd. Notes		5.75	7/15/2025	1,780,000	[b,c]	1,433,087
Venator Finance, Sr. Scd. Notes		9.50	7/1/2025	750,000	[b,c]	787,110
					14,606,691
Collateralized Loan Obligations Debt - 6.9%
Battalion X CLO, Ser. 2016-10A, Cl. DR2, 3 Month LIBOR +6.61%		6.87	1/25/2035	1,000,000	[c,e]	981,570
Chenango Park CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.80%		6.04	4/15/2030	1,000,000	[c,e]	967,361
CIFC Funding CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.00%		5.24	4/18/2031	2,000,000	[b,c,e]	1,877,762
Crown Point 8 CLO, Ser. 2019-8A, Cl. ER, 3 Month LIBOR +7.13%		7.38	10/20/2034	2,375,000	[c,e]	2,249,396
Euro-Galaxy VII CLO, Ser. 2019-7A, Cl. ER, 3 Month EURIBOR +6.20%	EUR	6.20	7/25/2035	1,000,000	[c,e]	1,055,339
Northwoods Capital 27 CLO, Ser. 2021-27A, Cl. E, 3 Month LIBOR +7.04%		7.16	10/17/2034	1,150,000	[c,e]	1,092,154
Octagon Investment Partners 33 CLO, Ser. 2017-1A, Cl. D, 3 Month LIBOR +6.30%		6.55	1/20/2031	1,525,000	[b,c,e]	1,455,350
Octagon Investment Partners 39 CLO, Ser. 2018-3A, Cl. E, 3 Month LIBOR +5.75%		6.00	10/20/2030	2,000,000	[b,c,e]	1,903,392
Octagon Investment Partners 46 CLO, Ser. 2020-2A, Cl. ER, 3 Month LIBOR +6.60%		6.84	7/15/2036	2,000,000	[c,e]	1,906,532
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		6.29	4/17/2031	2,000,000	[c,e]	1,831,702
					15,320,558
Commercial & Professional Services - 9.6%
Adtalem Global Education, Sr. Scd. Notes		5.50	3/1/2028	2,095,000	[b,c]	2,031,176
Aggreko Holdings, Sr. Scd. Notes		6.13	10/15/2026	973,000	[c]	940,570
Albion Financing 1, Sr. Scd. Notes	EUR	5.25	10/15/2026	540,000	[c]	590,601
APX Group, Gtd. Notes		5.75	7/15/2029	1,516,000	[b,c]	1,386,192

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 125.6% (continued)
Commercial & Professional Services - 9.6% (continued)
APX Group, Sr. Scd. Notes		6.75	2/15/2027	870,000	[b,c]	890,898
BCP V Modular Services Finance II, Sr. Scd. Bonds	EUR	4.75	11/30/2028	720,000	[c]	764,936
HealthEquity, Gtd. Notes		4.50	10/1/2029	1,425,000	[b,c]	1,351,969
La Financiere Atalian, Gtd. Bonds	EUR	5.13	5/15/2025	1,060,000	[c]	1,048,819
La Financiere Atalian, Gtd. Bonds	EUR	5.13	5/15/2025	1,160,000		1,147,764
PECF USS Intermediate Holding III, Sr. Unscd. Notes		8.00	11/15/2029	2,260,000	[b,c]	2,185,307
Prime Security Services Borrower, Scd. Notes		6.25	1/15/2028	1,610,000	[b,c]	1,578,154
Prime Security Services Borrower, Sr. Scd. Notes		5.75	4/15/2026	581,000	[c]	593,375
Team Health Holdings, Gtd. Notes		6.38	2/1/2025	2,951,000	[b,c]	2,653,406
The Hertz, Gtd. Notes		4.63	12/1/2026	1,306,000	[b,c]	1,221,397
The Hertz, Gtd. Notes		5.00	12/1/2029	235,000	[b,c]	212,979
The House of Finance, Sr. Scd. Notes	EUR	4.38	7/15/2026	290,000	[c]	315,237
Verisure Midholding, Gtd. Notes	EUR	5.25	2/15/2029	2,200,000	[c]	2,252,908
					21,165,688
Consumer Discretionary - 12.2%
Allen Media, Gtd. Notes		10.50	2/15/2028	2,242,000	[b,c]	2,213,291
Ashton Woods USA, Sr. Unscd. Notes		4.63	8/1/2029	1,144,000	[b,c]	1,010,936
Ashton Woods USA, Sr. Unscd. Notes		6.63	1/15/2028	1,335,000	[b,c]	1,369,336
Banijay Group, Sr. Unscd. Notes	EUR	6.50	3/1/2026	840,000	[c]	933,811
Boyd Gaming, Gtd. Notes		4.75	6/15/2031	754,000	[b,c]	727,938
Caesars Entertainment, Sr. Scd. Notes		6.25	7/1/2025	580,000	[b,c]	599,558
Carnival, Gtd. Bonds	EUR	7.63	3/1/2026	265,000	[c]	301,240
Carnival, Sr. Unscd. Notes		5.75	3/1/2027	715,000	[c]	682,825
Carnival, Sr. Unscd. Notes		7.63	3/1/2026	1,922,000	[c]	1,936,799
Deuce Finco, Sr. Scd. Bonds	GBP	5.50	6/15/2027	860,000	[c]	1,082,906
Everi Holdings, Gtd. Notes		5.00	7/15/2029	700,000	[b,c]	664,003
International Game Technology, Sr. Scd. Notes		5.25	1/15/2029	1,765,000	[b,c]	1,762,573
Lions Gate Capital Holdings, Gtd. Notes		5.50	4/15/2029	550,000	[b,c]	530,767
Maison Finco, Sr. Scd. Bonds	GBP	6.00	10/31/2027	870,000	[c]	1,101,825
Melco Resorts Finance, Sr. Unscd. Notes		4.88	6/6/2025	860,000	[c]	789,059
NCL, Gtd. Notes		5.88	3/15/2026	904,000	[c]	860,002
NCL, Sr. Scd. Notes		5.88	2/15/2027	1,130,000	[c]	1,114,491
NCL Finance, Gtd. Notes		6.13	3/15/2028	912,000	[c]	847,590
Royal Caribbean Cruises, Sr. Unscd. Notes		5.38	7/15/2027	1,120,000	[c]	1,077,726

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 125.6% (continued)
Consumer Discretionary - 12.2% (continued)
Royal Caribbean Cruises, Sr. Unscd. Notes		5.50	4/1/2028	1,670,000	[c]	1,594,291
Royal Caribbean Cruises, Sr. Unscd. Notes		5.50	8/31/2026	932,000	[c]	907,036
Scientific Games Holdings, Sr. Unscd. Notes		6.63	3/1/2030	811,000	[b,c]	800,457
Scientific Games International, Gtd. Notes	EUR	5.50	2/15/2026	720,000	[c]	818,488
Scientific Games International, Gtd. Notes		7.25	11/15/2029	230,000	[b,c]	241,418
Scientific Games International, Gtd. Notes		8.25	3/15/2026	980,000	[b,c]	1,020,425
Taylor Morrison Communities, Gtd. Notes		5.88	6/15/2027	545,000	[b,c]	567,947
TUI Cruises GmbH, Sr. Unscd. Notes	EUR	6.50	5/15/2026	1,473,000	[c]	1,548,031
					27,104,769
Consumer Staples - .5%
Kronos Acquisition Holdings, Sr. Scd. Notes		5.00	12/31/2026	1,310,000	[c]	1,211,161
Diversified Financials - 7.3%
Compass Group Diversified Holdings, Gtd. Notes		5.25	4/15/2029	1,250,000	[b,c]	1,176,544
Compass Group Diversified Holdings, Sr. Unscd. Notes		5.00	1/15/2032	240,000	[b,c]	217,625
Encore Capital Group, Sr. Scd. Bonds	GBP	5.38	2/15/2026	695,000	[c]	910,020
Garfunkelux Holdco 3, Sr. Scd. Bonds	GBP	7.75	11/1/2025	910,000	[c]	1,189,444
Garfunkelux Holdco 3, Sr. Scd. Notes	EUR	6.75	11/1/2025	1,565,000	[c]	1,729,273
Icahn Enterprises, Gtd. Notes		6.25	5/15/2026	2,015,000	[b]	2,057,889
Nationstar Mortgage Holdings, Gtd. Notes		5.50	8/15/2028	2,555,000	[b,c]	2,458,676
Nationstar Mortgage Holdings, Gtd. Notes		6.00	1/15/2027	900,000	[b,c]	917,388
Navient, Sr. Unscd. Notes		5.00	3/15/2027	1,660,000	[b]	1,584,146
Navient, Sr. Unscd. Notes		5.50	3/15/2029	600,000	[b]	559,548
Navient, Sr. Unscd. Notes		6.75	6/15/2026	1,525,000	[b]	1,557,391
PennyMac Financial Services, Gtd. Notes		5.75	9/15/2031	2,095,000	[b,c]	1,865,702
					16,223,646
Energy - 14.8%
Antero Midstream Partners, Gtd. Notes		5.75	3/1/2027	1,340,000	[b,c]	1,366,827
Antero Midstream Partners, Gtd. Notes		7.88	5/15/2026	555,000	[b,c]	601,470
Antero Resources, Gtd. Notes		5.38	3/1/2030	555,000	[b,c]	567,632
Antero Resources, Gtd. Notes		7.63	2/1/2029	901,000	[b,c]	975,661

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 125.6% (continued)
Energy - 14.8% (continued)
Antero Resources, Gtd. Notes	8.38	7/15/2026	289,000	[b,c]	318,977
Archrock Partners, Gtd. Notes	6.25	4/1/2028	1,142,000	[b,c]	1,127,725
Blue Racer Midstream, Sr. Unscd. Notes	6.63	7/15/2026	1,620,000	[b,c]	1,647,491
Blue Racer Midstream, Sr. Unscd. Notes	7.63	12/15/2025	510,000	[b,c]	534,228
Centennial Resource Production, Gtd. Notes	6.88	4/1/2027	961,000	[b,c]	967,737
Colgate Energy Partners III, Sr. Unscd. Notes	5.88	7/1/2029	810,000	[b,c]	836,503
CQP Holdco, Sr. Scd. Notes	5.50	6/15/2031	1,780,000	[b,c]	1,751,075
Crestwood Midstream Partners, Gtd. Notes	5.63	5/1/2027	646,000	[b,c]	641,426
Crestwood Midstream Partners, Gtd. Notes	6.00	2/1/2029	725,000	[b,c]	723,789
CrownRock, Sr. Unscd. Notes	5.00	5/1/2029	1,000,000	[b,c]	1,002,125
CrownRock, Sr. Unscd. Notes	5.63	10/15/2025	645,000	[b,c]	658,094
Endeavor Energy Resources, Sr. Unscd. Notes	5.75	1/30/2028	1,090,000	[b,c]	1,128,014
EQM Midstream Partners, Sr. Unscd. Notes	5.50	7/15/2028	969,000	[b]	974,514
EQM Midstream Partners, Sr. Unscd. Notes	6.00	7/1/2025	485,000	[b,c]	495,525
EQM Midstream Partners, Sr. Unscd. Notes	6.50	7/1/2027	605,000	[b,c]	632,887
Genesis Energy, Gtd. Notes	6.50	10/1/2025	1,320,000	[b]	1,304,008
Genesis Energy, Gtd. Notes	8.00	1/15/2027	850,000	[b]	875,347
Matador Resources, Gtd. Notes	5.88	9/15/2026	560,000		571,004
Occidental Petroleum, Sr. Unscd. Notes	6.13	1/1/2031	630,000	[b]	709,730
Occidental Petroleum, Sr. Unscd. Notes	6.45	9/15/2036	800,000	[b]	941,280
Occidental Petroleum, Sr. Unscd. Notes	7.50	5/1/2031	1,410,000	[b]	1,722,759
Occidental Petroleum, Sr. Unscd. Notes	8.88	7/15/2030	1,980,000	[b]	2,541,716
Precision Drilling, Gtd. Notes	7.13	1/15/2026	725,000	[c]	740,341
Rockcliff Energy II, Sr. Unscd. Notes	5.50	10/15/2029	2,382,000	[b,c]	2,388,146
Southwestern Energy, Gtd. Notes	5.38	2/1/2029	1,127,000	[b]	1,142,631
Southwestern Energy, Gtd. Notes	5.38	3/15/2030	370,000	[b]	376,534
Southwestern Energy, Gtd. Notes	8.38	9/15/2028	475,000	[b]	521,894
USA Compression Partners, Gtd. Notes	6.88	9/1/2027	238,000		239,282

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 125.6% (continued)
Energy - 14.8% (continued)
USA Compression Partners, Gtd. Notes		6.88	4/1/2026	1,738,000	[b]	1,756,562
					32,782,934
Environmental Control - 1.1%
Covanta Holding, Gtd. Notes		4.88	12/1/2029	381,000	[b,c]	364,217
Harsco, Gtd. Notes		5.75	7/31/2027	1,570,000	[b,c]	1,523,277
Verde Bidco, Sr. Scd. Notes	EUR	4.63	10/1/2026	559,000	[c]	594,817
Waste Pro USA, Sr. Unscd. Notes		5.50	2/15/2026	70,000	[c]	66,233
					2,548,544
Forest Products & Paper - .8%
Ahlstrom-Munksjo Holding 3, Sr. Scd. Bonds		4.88	2/4/2028	1,835,000	[c]	1,692,849
Health Care - 10.2%
Air Methods, Sr. Unscd. Notes		8.00	5/15/2025	560,000	[b,c]	485,083
Bausch Health, Gtd. Notes		6.13	4/15/2025	1,094,000	[c]	1,104,256
Bausch Health, Gtd. Notes		6.25	2/15/2029	225,000	[c]	184,861
Bausch Health, Gtd. Notes		7.25	5/30/2029	145,000	[b,c]	123,946
Bausch Health, Gtd. Notes		9.00	12/15/2025	895,000	[b,c]	928,205
Bausch Health, Sr. Scd. Notes		4.88	6/1/2028	561,000	[c]	537,918
Bausch Health Americas, Gtd. Notes		9.25	4/1/2026	1,850,000	[b,c]	1,896,675
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes		5.50	1/15/2028	1,430,000	[c]	1,386,306
Chrome Holdco, Gtd. Notes	EUR	5.00	5/31/2029	850,000	[c]	876,254
Cidron Aida Finco, Sr. Scd. Bonds	GBP	6.25	4/1/2028	1,315,000	[c]	1,617,325
Community Health Systems, Scd. Notes		6.13	4/1/2030	1,685,000	[b,c]	1,571,212
Community Health Systems, Scd. Notes		6.88	4/15/2029	1,265,000	[b,c]	1,244,608
Community Health Systems, Sr. Scd. Notes		4.75	2/15/2031	660,000	[b,c]	624,617
Community Health Systems, Sr. Scd. Notes		5.25	5/15/2030	689,000	[b,c]	662,301
Community Health Systems, Sr. Scd. Notes		5.63	3/15/2027	1,626,000	[b,c]	1,658,048
Grifols Escrow Issuer, Sr. Unscd. Notes		4.75	10/15/2028	692,000	[c]	652,283
Laboratoire Eimer Selas, Gtd. Notes	EUR	5.00	2/1/2029	510,000	[c]	527,369
Mozart Debt Merger Sub, Sr. Unscd. Notes		5.25	10/1/2029	2,121,000	[b,c]	1,974,545
Organon & Co., Sr. Unscd. Notes		5.13	4/30/2031	1,715,000	[b,c]	1,657,290
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		7.25	2/1/2028	1,437,000	[b,c]	1,481,942
Prime Healthcare Services, Sr. Scd. Notes		7.25	11/1/2025	1,420,000	[b,c]	1,457,268
					22,652,312

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 125.6% (continued)
Industrial - 1.6%
Husky III Holding, Sr. Unscd. Notes		13.00	2/15/2025	2,085,000	[b,c,d]	2,171,058
Titan Acquisition, Sr. Unscd. Notes		7.75	4/15/2026	1,285,000	[b,c]	1,278,768
					3,449,826
Information Technology - .5%
Minerva Merger Sub, Sr. Unscd. Notes		6.50	2/15/2030	1,245,000	[b,c]	1,209,368
Insurance - 2.1%
AmWINS Group, Sr. Unscd. Notes		4.88	6/30/2029	1,670,000	[b,c]	1,605,371
AssuredPartners, Sr. Unscd. Notes		5.63	1/15/2029	1,204,000	[b,c]	1,110,479
AssuredPartners, Sr. Unscd. Notes		7.00	8/15/2025	1,505,000	[b,c]	1,497,407
GTCR AP Finance, Sr. Unscd. Notes		8.00	5/15/2027	445,000	[b,c]	450,714
					4,663,971
Internet Software & Services - 2.2%
Endurance International Group Holdings, Sr. Unscd. Notes		6.00	2/15/2029	2,365,000	[b,c]	2,044,720
Northwest Fiber, Sr. Scd. Notes		4.75	4/30/2027	739,000	[b,c]	703,255
Northwest Fiber, Sr. Unscd. Notes		6.00	2/15/2028	2,395,000	[b,c]	2,107,257
					4,855,232
Materials - 6.2%
ARD Finance, Sr. Scd. Notes		6.50	6/30/2027	964,800	[c,d]	883,940
Ardagh Packaging Finance, Gtd. Notes		5.25	8/15/2027	1,960,000	[b,c]	1,813,990
Ardagh Packaging Finance, Sr. Scd. Notes		5.25	4/30/2025	780,000	[c]	780,296
Ardagh Packaging Finance, Sr. Unscd. Notes		5.25	8/15/2027	465,000	[b,c]	430,360
Clydesdale Acquisition Holdings, Gtd. Notes		8.75	4/15/2030	375,000	[c,f]	353,438
Graham Packaging, Gtd. Notes		7.13	8/15/2028	1,725,000	[b,c]	1,568,801
Kleopatra Finco, Sr. Scd. Bonds	EUR	4.25	3/1/2026	760,000	[c]	750,369
LABL, Sr. Scd. Notes		5.88	11/1/2028	522,000	[b,c]	490,354
LABL, Sr. Scd. Notes		6.75	7/15/2026	331,000	[b,c]	327,789
LABL, Sr. Unscd. Notes		8.25	11/1/2029	2,007,000	[b,c]	1,774,941
LABL, Sr. Unscd. Notes		10.50	7/15/2027	218,000	[b,c]	218,741
Mauser Packaging Solutions Holding, Sr. Scd. Bonds	EUR	4.75	4/15/2024	310,000	[c]	341,353
Mauser Packaging Solutions Holding, Sr. Scd. Notes		8.50	4/15/2024	754,000	[b,c]	769,295
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	2,453,000	[b,c]	2,434,112
Titan Holdings II, Sr. Unscd. Notes	EUR	5.13	7/15/2029	770,000	[c]	786,053
					13,723,832
Media - 9.0%
Altice Financing, Sr. Scd. Bonds		5.75	8/15/2029	2,665,000	[b,c]	2,426,456

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 125.6% (continued)
Media - 9.0% (continued)
CSC Holdings, Gtd. Notes		5.38	2/1/2028	1,300,000	[b,c]	1,264,016
CSC Holdings, Gtd. Notes		6.50	2/1/2029	1,000,000	[c]	1,009,870
CSC Holdings, Sr. Unscd. Notes		5.75	1/15/2030	1,170,000	[b,c]	1,043,318
CSC Holdings, Sr. Unscd. Notes		7.50	4/1/2028	1,735,000	[b,c]	1,707,865
DIRECTV Financing, Sr. Scd. Notes		5.88	8/15/2027	960,000	[b,c]	945,672
DISH DBS, Gtd. Notes		5.88	11/15/2024	1,600,000	[b]	1,598,184
DISH DBS, Sr. Scd. Bonds		5.25	12/1/2026	568,000	[b,c]	542,085
DISH DBS, Sr. Scd. Notes		5.75	12/1/2028	568,000	[b,c]	538,535
Radiate Holdco, Sr. Unscd. Notes		6.50	9/15/2028	2,041,000	[b,c]	1,933,847
Scripps Escrow, Gtd. Notes		5.88	7/15/2027	970,000	[b,c]	972,134
Scripps Escrow II, Sr. Unscd. Notes		5.38	1/15/2031	1,046,000	[b,c]	1,002,988
Sinclair Television Group, Gtd. Notes		5.13	2/15/2027	890,000	[b,c]	809,548
Summer BidCo, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	1,242,443	[c,d]	1,373,632
Townsquare Media, Sr. Scd. Notes		6.88	2/1/2026	945,000	[b,c]	974,881
Virgin Media Finance, Gtd. Notes		5.00	7/15/2030	1,180,000	[c]	1,116,162
Ziggo Bond, Gtd. Notes		5.13	2/28/2030	840,000	[c]	783,271
					20,042,464
Metals & Mining - .9%
Arconic, Scd. Notes		6.13	2/15/2028	825,000	[b,c]	829,290
Hudbay Minerals, Gtd. Notes		4.50	4/1/2026	227,000	[c]	220,983
Hudbay Minerals, Gtd. Notes		6.13	4/1/2029	1,009,000	[c]	1,040,804
					2,091,077
Real Estate - 3.5%
Brookfield Property REIT, Sr. Scd. Notes		4.50	4/1/2027	1,200,000	[b,c]	1,122,492
Greystar Real Estate Partners, Sr. Scd. Notes		5.75	12/1/2025	835,000	[b,c]	842,657
Iron Mountain, Gtd. Notes		5.25	7/15/2030	1,110,000	[c]	1,089,310
Ladder Capital Finance Holdings, Gtd. Notes		5.25	10/1/2025	3,125,000	[b,c]	3,116,969
Park Intermediate Holdings, Sr. Scd. Notes		4.88	5/15/2029	825,000	[b,c]	775,071
XHR, Sr. Scd. Notes		4.88	6/1/2029	826,000	[b,c]	803,401
					7,749,900
Retailing - 10.5%
Asbury Automotive Group, Gtd. Notes		4.63	11/15/2029	341,000	[b,c]	317,976
Asbury Automotive Group, Gtd. Notes		4.75	3/1/2030	650,000	[b]	614,283
BCPE Ulysses Intermediate, Sr. Unscd. Notes		7.75	4/1/2027	3,840,000	[b,c,d]	3,489,254
Fertitta Entertainment, Gtd. Notes		6.75	1/15/2030	1,330,000	[b,c]	1,225,243
Fertitta Entertainment, Sr. Scd. Notes		4.63	1/15/2029	330,000	[c]	313,342

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 125.6% (continued)
Retailing - 10.5% (continued)
Foundation Building Materials, Gtd. Notes		6.00	3/1/2029	1,650,000	[b,c]	1,488,201
LBM Acquisition, Gtd. Notes		6.25	1/15/2029	783,000	[b,c]	734,380
Macy's Retail Holdings, Gtd. Notes		4.50	12/15/2034	1,800,000	[b]	1,538,064
Macy's Retail Holdings, Gtd. Notes		5.88	3/15/2030	608,000	[c]	600,503
Park River Holdings, Gtd. Notes		5.63	2/1/2029	726,000	[b,c]	587,820
Park River Holdings, Sr. Unscd. Notes		6.75	8/1/2029	1,672,000	[b,c]	1,398,528
Sonic Automotive, Gtd. Notes		4.63	11/15/2029	973,000	[b,c]	876,921
Staples, Sr. Scd. Notes		7.50	4/15/2026	1,790,000	[b,c]	1,740,238
Staples, Sr. Unscd. Notes		10.75	4/15/2027	1,268,000	[b,c]	1,129,832
The Michaels Companies, Sr. Scd. Notes		5.25	5/1/2028	1,170,000	[b,c]	1,075,675
The Michaels Companies, Sr. Unscd. Notes		7.88	5/1/2029	1,600,000	[c]	1,371,992
The Very Group Funding, Sr. Scd. Bonds	GBP	6.50	8/1/2026	1,363,000	[c]	1,700,980
White Cap Buyer, Sr. Unscd. Notes		6.88	10/15/2028	1,540,000	[b,c]	1,461,144
White Cap Parent, Sr. Unscd. Notes		8.25	3/15/2026	1,662,000	[b,c,d]	1,634,884
					23,299,260
Technology Hardware & Equipment - .6%
Banff Merger Sub, Sr. Unscd. Notes	EUR	8.38	9/1/2026	1,245,000	[c]	1,377,470
Telecommunication Services - 6.4%
Altice France, Sr. Scd. Notes		5.50	10/15/2029	1,472,000	[b,c]	1,322,798
Altice France, Sr. Scd. Notes		5.50	1/15/2028	1,160,000	[c]	1,077,327
Altice France, Sr. Scd. Notes		8.13	2/1/2027	1,305,000	[b,c]	1,347,008
Altice France Holding, Gtd. Notes		6.00	2/15/2028	1,620,000	[b,c]	1,400,466
CommScope, Gtd. Notes		8.25	3/1/2027	1,995,000	[b,c]	1,942,442
Connect Finco, Sr. Scd. Notes		6.75	10/1/2026	2,505,000	[b,c]	2,551,831
DKT Finance, Sr. Scd. Notes		9.38	6/17/2023	1,775,000	[b,c]	1,775,964
Embarq, Sr. Unscd. Notes		8.00	6/1/2036	1,190,000	[b]	1,148,540
ViaSat, Sr. Unscd. Notes		5.63	9/15/2025	1,020,000	[b,c]	997,902
WP/AP Telecom Holdings III, Sr. Unscd. Notes	EUR	5.50	1/15/2030	520,000	[c]	542,464
					14,106,742
Utilities - .5%
Clearway Energy Operating, Gtd. Notes		4.75	3/15/2028	140,000	[c]	140,846
Pike, Gtd. Notes		5.50	9/1/2028	945,000	[b,c]	892,297
					1,033,143
Total Bonds and Notes (cost $286,855,741)				278,442,537

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 9.5%
Chemicals - 1.0%
Flexsys Holdings, Initial Term Loan, 3 Month LIBOR +5.25%		6.00	11/1/2028	1,320,000	[e]	1,308,450
Polar US Borrower, Initial Term Loan, 3 Month LIBOR +4.75%		4.99	10/16/2025	970,708	[e]	944,013
					2,252,463
Commercial & Professional Services - .5%
PECF USS Intermediate Holding, Initial Term Loan, 3 Month LIBOR +4.25%		4.76	12/15/2028	676,480	[e]	671,349
Travelport Finance Luxembourg, 2021 Consented Term Loan, 3 Month LIBOR +6.75%		6.97	5/29/2026	1,334	[e]	1,189
Travelport Finance Luxembourg, Term Loan, 3 Month LIBOR +8.75%		9.76	2/28/2025	277,454	[e]	288,437
Vaco Holdings, Initial Term Loan, 3 Month Term SOFR +5.00%		5.75	1/21/2029	229,425	[e,g]	228,421
					1,189,396
Consumer Discretionary - .5%
Silk Bidco, Facility Term Loan B, 6 Month EURIBOR +4.00%	EUR	4.00	2/22/2025	1,000,000	[e]	999,928
Environmental Control - .3%
Waterlogic USA Holdings, Facility Term Loan B-2, 3 Month LIBOR +4.75%		5.76	8/12/2028	720,801	[e]	719,749
Health Care - 1.1%
One Call, First Lien Term Loan B, 3 Month LIBOR +5.50%		6.25	4/22/2027	2,520,950	[e]	2,369,693
Industrial - .9%
SPX FLOW, Term Loan, 1 Month Term SOFR +4.50%		5.00	3/18/2029	1,293,104	[e]	1,261,313
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%		5.01	3/8/2025	843,046	[e]	810,378
					2,071,691
Information Technology - 2.0%
Boxer Parent, 2021 Replacement Dollar Term Loan, 3 Month LIBOR +3.75%		4.76	10/2/2025	796,389	[e]	792,741
ECL Entertainment, Term Loan B, 3 Month LIBOR +7.50%		8.25	4/30/2028	1,191,000	[e]	1,204,399
Ivanti Software, First Amendment Term Loan, 3 Month LIBOR +4.00%		4.75	12/1/2027	113,850	[e]	112,142
Ivanti Software, First Lien Term Loan B, 3 Month LIBOR +4.25%		5.00	12/1/2027	1,571,980	[e]	1,553,313

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 9.5% (continued)
Information Technology - 2.0% (continued)
Mitchell International, Second Lien Initial Term Loan, 3 Month LIBOR +6.50%	7.00	10/15/2029	851,282	[e]	845,166
				4,507,761
Insurance - 1.3%
Asurion, New Term Loan B-4, 1 Month LIBOR +5.25%	5.71	1/15/2029	1,657,513	[e]	1,622,813
Mayfield Agency Borrower, First Lien Term Loan B, 1 Month LIBOR +4.50%	4.96	2/28/2025	1,236,822	[e]	1,226,773
				2,849,586
Materials - .3%
Clydesdale Acquisition, Term Loan, 1 Month Term SOFR +4.25%	4.75	3/30/2029	613,542	[e]	604,339
Media - .9%
DIRECTV Financing, Closing Date Term Loan, 1 Month LIBOR +5.00%	5.75	8/2/2027	1,976,850	[e]	1,977,235
Telecommunication Services - .7%
CCI Buyer, First Lien Initial Term Loan, 3 Month Term SOFR +4.00%	4.75	12/17/2027	1,584,848	[e]	1,566,361
Total Floating Rate Loan Interests (cost $21,307,443)			21,108,202
			Shares
Common Stocks - .1%
Information Technology - .0%
Skillsoft			14,781	[h]	89,277
Media - .1%
Altice USA, Cl. A			8,400	[h]	104,832
Total Common Stocks (cost $319,764)			194,109

Exchange-Traded Funds - .7%
Registered Investment Companies - .7%
SPDR Bloomberg High Yield Bond ETF (cost $1,648,952)			15,230		1,561,075

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 6.6%
Registered Investment Companies - 6.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $14,550,394)	0.31	14,550,394	[i] 14,550,394
Total Investments (cost $324,682,294)		142.5%	315,856,317
Liabilities, Less Cash and Receivables		(42.5%)	(94,232,304)
Net Assets		100.0%	221,624,013

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor's Depository Receipt

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2022, these securities were valued at $248,439,793 or 112.1% of net assets.

d Payment-in-kind security and interest may be paid in additional par.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of March 31, 2022.

g Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

h Non-income producing security.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Cyclical	28.4
Consumer, Non-cyclical	21.9
Communications	21.9
Energy	14.8
Financial	14.2
Industrial	14.1
Basic Materials	9.3
Investment Companies	7.3
Collateralized Loan Obligations	6.9
Technology	3.2
Utilities	.5
142.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 3/31/2021	Purchases ($)†	Sales ($)	Value ($) 3/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 6.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 6.6%	8,206,846	131,351,157	(125,007,609)	14,550,394	8,113

† Includes reinvested dividends/distributions.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
United States Dollar	24,109,480	Euro	21,645,000	4/29/2022	144,253
United States Dollar	7,825,760	British Pound	5,960,000	4/29/2022	(2,141)
Gross Unrealized Appreciation					144,253
Gross Unrealized Depreciation					(2,141)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	310,131,900	301,305,923
Affiliated issuers	14,550,394	14,550,394
Cash denominated in foreign currency	123,629	123,207
Dividends and interest receivable		5,002,543
Receivable for investment securities sold		3,185,879
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		144,253
Prepaid expenses		77,835
		324,390,034
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		208,440
Cash overdraft due to Custodian		182,177
Loan payable—Note 2		96,000,000
Payable for investment securities purchased		4,735,651
Distributions payable		1,345,777
Interest payable—Note 2		106,625
Trustees’ fees and expenses payable		9,998
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		2,141
Other accrued expenses		175,212
		102,766,021
Net Assets ($)		221,624,013
Composition of Net Assets ($):
Paid-in capital		277,577,745
Total distributable earnings (loss)		(55,953,732)
Net Assets ($)		221,624,013

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	72,736,534
Net Asset Value Per Share ($)	3.05

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2022

Investment Income ($):
Income:
Interest (net of $33 foreign taxes withheld at source)	21,252,936
Dividends:
Unaffiliated issuers	17,822
Affiliated issuers	8,113
Total Income	21,278,871
Expenses:
Management fee—Note 3(a)	2,496,367
Interest expense—Note 2	997,997
Professional fees	231,532
Registration fees	99,367
Prospectus and shareholders’ reports	87,334
Trustees’ fees and expenses—Note 3(c)	49,809
Shareholder servicing costs	20,070
Custodian fees—Note 3(b)	16,064
Chief Compliance Officer fees—Note 3(b)	9,109
Miscellaneous	45,891
Total Expenses	4,053,540
Net Investment Income	17,225,331
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	6,075,453
Net realized gain (loss) on forward foreign currency exchange contracts	1,563,714
Net Realized Gain (Loss)	7,639,167
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(25,217,641)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	44,422
Net Change in Unrealized Appreciation (Depreciation)	(25,173,219)
Net Realized and Unrealized Gain (Loss) on Investments	(17,534,052)
Net (Decrease) in Net Assets Resulting from Operations	(308,721)

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2022

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(254,266,246)
Proceeds from sales of portfolio securities	258,576,863
Net purchase (sales) of short-term securities	(6,343,548)
Dividends and interest income received	21,487,324
Interest and loan fees paid	(970,691)
Paid to BNY Mellon Investment Adviser, Inc. and affiliates	(2,534,549)
Operating expenses paid	(513,853)
Net realized gain (loss) from forward foreign currency
exchange contracts transactions	1,563,714
Net Cash Provided (or Used) in Operating Activities		16,999,014
Cash Flows from Financing Activities ($):
Dividends paid to shareholders	(18,012,106)
Decrease in Cash Overdraft due to Custodian	(239,554)
Net Cash Provided (or Used) in Financing Activities		(18,251,660)
Effect of Foreign Exchange Rate Changes on Cash		(1,748)
Net Increase (Decrease) in Cash		(1,254,394)
Cash and cash denominated in foreign currency at beginning of period		1,377,601
Cash and Cash Denominated in Foreign Currency at End of Period		123,207
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(308,721)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash
Provided (or Used) in Operating Activities ($):
Increase in investments in securities at cost		(7,694,374)
Decrease in dividends and interest receivable		208,453
Decrease in receivable for investment securities sold		1,407,896
Decrease in prepaid expenses		22,715
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(13,009)
Decrease in payable for investment securities purchased		(1,821,906)
Increase in interest and loan fees payable		24,003
Decrease in unamortized debt issuance cost		3,303
Increase in Trustees' fees and expenses payable		7,859
Decrease in other accrued expenses		(10,424)
Net change in unrealized (appreciation) depreciation on investments		25,173,219
Net Cash Provided (or Used) in Operating Activities		16,999,014
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		95,258

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2022	2021
Operations ($):
Net investment income	17,225,331	17,654,303
Net realized gain (loss) on investments	7,639,167	(3,498,712)
Net change in unrealized appreciation (depreciation) on investments	(25,173,219)	56,059,899
Net Increase (Decrease) in Net Assets Resulting from Operations	(308,721)	70,215,490
Distributions ($):
Distributions to shareholders	(17,889,926)	(18,758,583)
Beneficial Interest Transactions ($):
Distributions reinvested	95,258	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	95,258	-
Total Increase (Decrease) in Net Assets	(18,103,389)	51,456,907
Net Assets ($):
Beginning of Period	239,727,402	188,270,495
End of Period	221,624,013	239,727,402
Capital Share Transactions (Shares):
Shares issued for distributions reinvested	28,846	-

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	3.30	2.59	3.32	3.42	3.56
Investment Operations:
Net investment income[a]	.24	.24	.25	.26	.27
Net realized and unrealized gain (loss) on investments	(.24)	.73	(.72)	(.08)	(.12)
Total from Investment Operations	(.00)[b]	.97	(.47)	.18	.15
Distributions:
Dividends from net investment income	(.26)	(.26)	(.26)	(.28)	(.29)
Net asset value, end of period	3.05	3.30	2.59	3.32	3.42
Market value, end of period	2.78	3.09	2.27	3.07	3.19
Market Price Total Return (%)	(2.72)	49.32	(19.39)	5.56	2.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.85	2.77	2.84	2.35
Ratio of interest expense and loan fees to average net assets	.42	.58	1.48	1.57	1.07
Ratio of net investment income to average net assets	7.27	7.87	7.49	7.87	7.57
Portfolio Turnover Rate	78.09	85.59	70.93	61.37	47.03
Net Assets, end of period ($ x 1,000)	221,624	239,727	188,270	241,186	248,890
Average borrowings outstanding ($ x 1,000)	96,000	92,800	110,784	114,389	116,241
Weighted average number of fund
shares outstanding ($ x 1,000)	72,724	72,708	72,708	72,708	72,708
Average amount of debt per share ($)	1.32	1.28	1.52	1.57	1.60

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, equity securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

NOTES TO FINANCIAL STATEMENTS (continued)

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	15,320,558	-	15,320,558
Corporate Bonds	-	263,121,979	-	263,121,979
Equity Securities - Common Stocks	194,109	-	-	194,109
Exchange-Traded Funds	1,561,075	-	-	1,561,075
Floating Rate Loan Interests	-	21,108,202	-	21,108,202
Investment Companies	14,550,394	-	-	14,550,394

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	144,253	-	144,253
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(2,141)	-	(2,141)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Common Stocks ($)
Balance as of 3/31/2021	413,875
Net realized gain (loss)	157,201
Change in unrealized appreciation (depreciation)	(91,052)
Purchases/Issuances	-
Sales/Dispositions	(480,024)
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as 3/31/2022	-
The amount of total net gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 3/31/2022	-

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on

NOTES TO FINANCIAL STATEMENTS (continued)

the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in high yield debt securities. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

The fund invests in collateralized loan obligations (“CLO”). Holders of CLOs and other types of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Although it is difficult to predict whether the prices of indices and

NOTES TO FINANCIAL STATEMENTS (continued)

securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. Collateralized debt obligations (“CDO”), such as CLOs, may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments, CLOs and CDOs carry additional risks, including, but not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services.

The fund is permitted to invest up to 10% of the fund’s total assets in floating rate loans. Unlike publicly-traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

(f) Dividends and distributions to Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional shares of the fund, unless such shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price,

NOTES TO FINANCIAL STATEMENTS (continued)

Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On March 24, 2022, the Board declared a cash dividend of $.0185 per share from undistributed net investment income, payable on April 22, 2022 to shareholders of record as of the close of business on April 7, 2022. The ex-dividend date was April 6, 2022.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,267,401, accumulated capital losses $46,089,766 and unrealized depreciation $9,785,590.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2022. The fund has $13,420,003 of short-term capital losses and $32,669,763 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended March 31, 2022 and March 31, 2021 were as follows: ordinary income $17,889,926 and $18,758,583, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued

Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Borrowings:

The fund has a $125,000,0000 Committed Facility Agreement with BNP Paribas Prime Brokerage International, Limited (the “BNPP Agreement”), which is an evergreen facility with a lock-up term of 179 days. Under the terms of the BNPP Agreement, the fund may make “Borrowings” on a collateralized basis with certain fund assets used as collateral, which amounted to $199,041,310 at March 31, 2022. The interest to be paid by the fund on such Borrowings is determined with reference to the principal amount of each Borrowings outstanding from time to time. Any commitment fees with respect to the BNPP Agreement have been waived and there is no fee in connection with any renewal thereof.

During the period ended March 31, 2022, total fees pursuant to the BNPP Agreement amounted to $997,997 of interest expense. These fees are included in Interest expense in the Statement of Operations.

The average amount of borrowings outstanding under the BNPP Agreement during the period ended March 31, 2022 was $96,000,000 with a related weighted average annualized interest rate of 1.04%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Adviser, the management and administration fee is computed at the annual rate of .75% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

NOTES TO FINANCIAL STATEMENTS (continued)

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2022, the fund was charged $16,064 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund will receive interest income or overdraft fees when cash balances are maintained. These fees, if any, are included in interest income in the Statement of Operations.

During the period ended March 31, 2022, the fund was charged $9,109 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $201,889, custodian fees of $4,200 and Chief Compliance Officer fees of $2,351.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2022, amounted to $251,006,202 and $255,899,014, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the LIBOR plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At March 31, 2022, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at March 31, 2022 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	144,253	(2,141)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	144,253	(2,141)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	144,253	(2,141)

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital	144,253		(2,141)	-	142,112

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Capital	(2,141)		2,141	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2022:

Average Market Value ($)
Forward contracts	28,649,923

At March 31, 2022, the cost of investments for federal income tax purposes was $325,631,638; accordingly, accumulated net unrealized depreciation on investments was $9,775,321, consisting of $4,365,834 gross unrealized appreciation and $14,141,155 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of BNY Mellon High Yield Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon High Yield Strategies Fund (the “Fund”) as of March 31, 2022, the statement of investments as of and for the year ended March 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
May 24, 2022

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the fund, fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Computershare Inc. (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on

ADDITIONAL INFORMATION (Unaudited) (continued)

the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the Participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

ADDITIONAL INFORMATION (Unaudited) (continued)

These terms and conditions shall be governed by the laws of the State of New York.

Investment Objective and Principal Investment Strategies

Investment Objective. The fund’s primary investment objective is to seek high current income. The fund will also seek capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund’s investment objectives are fundamental and may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. There is no assurance the fund will achieve its investment objective.

Principal Investment Strategies. Under normal market conditions, the fund will invest at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”) or comparably rated by another nationally recognized securities organization (each, a “Rating Agency”)) or in unrated income securities that the Adviser determines to be of comparable quality. Lower grade income securities are commonly known as “junk bonds.” The fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Adviser of equivalent quality (“Distressed Securities”). The fund is also permitted to invest up to 10% of the fund’s total assets in floating rate loans.

The fund will invest primarily in bonds, debentures, notes and other debt instruments. The fund’s portfolio securities may have fixed or variable rates of interest and may include asset-backed securities, such as CLOs and government securities. Although not a principal investment strategy, the fund’s portfolio securities also may include zero coupon securities, payment in kind securities or other deferred payment securities, convertible debt obligations and convertible preferred stock, participation interests in commercial loans, mortgage-related securities, municipal obligations, stripped securities, commercial paper and other short-term debt obligations. The issuers of the fund’s portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The fund may invest in companies in, or governments of, developing countries. The fund may invest up to 25% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units.

The fund may engage in various portfolio strategies to seek to enhance income and hedge its portfolio against investment and interest rate risks, including the use of leverage and the use of derivative financial instruments. Although the fund is not limited in the types of derivatives it can use, the fund currently expects that its use of derivatives will consist principally of credit default swaps, credit default index swaps and foreign currency forward contracts.

The fund’s portfolio will be invested without regard to maturity. In connection with its investments in corporate debt securities, or restructuring of investments owned by the fund, the fund may receive warrants or other non-income producing equity securities. The fund may retain such securities, including equity shares received upon conversion of convertible securities, until the Adviser determines it is appropriate in light of current market conditions to effect a disposition of such securities. The fund also may invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

The fund is permitted to invest asset-backed securities, including up to 5% of its total assets in CLOs. CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of a CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

At times, the fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The fund intends to utilize financial leverage in an initial amount equal to approximately 25% of its total assets (including the amount obtained through leverage). The fund currently utilizes financial leverage through its $100,000,000 Revolving Credit and Security Agreement. The fund generally will not utilize leverage if it anticipates that the fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for increased income and capital growth for the shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

In selecting investments for the fund’s portfolio, the Adviser will seek to identify issuers and industries that the Adviser believes are likely to experience stable or improving

ADDITIONAL INFORMATION (Unaudited) (continued)

financial conditions. The Adviser believes that this strategy should enhance the fund’s ability to earn high current income while also providing opportunities for capital growth. The Adviser’s analysis may include consideration of general industry trends, the issuer’s managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Of course there can be no assurances that this strategy will be successful. The fund will seek its secondary objective of capital growth by investing in securities that the Adviser expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, which may improve the issuer’s financial condition and credit rating, or as a result of declines in long-term interest rates.

In certain market conditions, the Adviser may determine that securities rated investment grade (i.e., at least Baa by Moody’s or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital growth. In such conditions, the fund may invest less than 65% of its total assets in lower grade income securities of U.S. issuers. In addition, the fund may implement various temporary “defensive” strategies at times when the Adviser determines that conditions in the markets make pursuing the fund’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the fund’s assets in higher-quality debt securities.

Principal Risk Factors

An investment in the fund involves special risk considerations, which are described below. The fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a vehicle for short-term trading purposes. An investment in the fund may be speculative and it involves a high degree of risk. The fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the fund will achieve its investment objectives. Different risks may be more significant at different times depending on market conditions. Your shares at any point in time may be worth less than your original investment.

High Yield Securities Risk. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade instruments held by the fund, thereby reducing the value of an investment in the fund’s shares. In addition, default, or the market’s perception that an issuer is likely to default, may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund’s rights. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. In addition, not only may the fund lose its entire investment on one or more instruments, fund shareholders may also lose their entire investments in the fund. Investments in below investment grade instruments may present special tax issues for the fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the fund as a holder of such securities may not be clear.

Because of the greater number of investment considerations involved in investing in below investment grade instruments, the ability of the fund to meet its investment objective depends more on the Adviser’s judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in below investment grade instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Distressed Securities Risk. The fund may invest in credit instruments of distressed or defaulted issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Fitch Ratings, Inc.) or, if unrated, are considered by the Adviser to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. Instruments rated in the lower rating categories are subject to higher credit risk with extremely poor

ADDITIONAL INFORMATION (Unaudited) (continued)

prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Investing in distressed or defaulted securities is speculative and involves substantial risks. The fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the distressed or defaulted securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the distressed or defaulted securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the fund makes its investment in distressed or defaulted securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the distressed or defaulted securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. The fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed or defaulted securities will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization involving the distressed or defaulted securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed or defaulted securities held by the fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.

Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes world-wide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Interest Rate Risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the novel coronavirus (COVID-19) pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.

Credit Risk. Credit risk is the risk that one or more fixed-income instruments in the fund’s portfolio will decline in price, or the issuer or obligor thereof will fail to pay interest or repay principal when due, because the issuer or obligor experiences a decline or there is a perception of a decline in its financial status. Below investment grade instruments involve greater credit risk than investment grade instruments.

Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity can declaim

ADDITIONAL INFORMATION (Unaudited) (continued)

unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities.

CLO Risk. Holders of CLOs and other types of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The fund may have the right to receive payments only from the issuers of the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the investment’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the fund.

Collateralized debt obligations, such as CLOs, may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Floating Rate Loan Risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

LIBOR Risk. Many credit instruments, derivatives and other financial instruments, including those in which the fund may invest, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. It was subsequently announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two month USD LIBOR settings which ceased publication on December 31, 2021. Various financial industry groups around the world have begun planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR. Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. While some instruments tied to LIBOR may include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. The

ADDITIONAL INFORMATION (Unaudited) (continued)

potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering into new trades.

Market Risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Management Risk. The fund is subject to management risk because the Adviser actively manages the fund. The Adviser and the fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Leverage Risk. The use of leverage by the fund creates an opportunity for increased net income and capital growth for the fund’s shares, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for holders of the fund’s shares including the likelihood of greater volatility of net asset value and market price of the fund’s shares and the risk that fluctuations in interest rates on borrowings may affect the return to the holders of the fund’s shares. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment may nevertheless determine to maintain the fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the fund is utilizing financial leverage, the investment management and administration fee, which is payable to the Adviser as a percentage of the fund’s Managed Assets, will be higher than if the fund did not utilize a leveraged capital structure. Under the Agreement, the fund is subject to certain covenants, including those relating to asset coverage and portfolio composition requirements. It is not anticipated that these covenants will impede the Adviser in managing the fund’s portfolio in accordance with the fund’s investment objectives and policies.

Use of Derivatives Risk. The fund is subject to additional risks with respect to the use of derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund’s performance. If the fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the fund’s return or result in a loss. The fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the fund’s other investments, or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Additionally, some derivatives the fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, currency, futures contract, or other economic variable.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions. As a result, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the fund. OTC derivatives are less liquid than exchange-traded derivatives since the other

ADDITIONAL INFORMATION (Unaudited) (continued)

party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Credit Derivatives. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected.

Swap Agreements. The fund may enter into swap transactions, including credit default swap agreements. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the fund is contractually entitled to receive. The fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the fund’s repurchase agreement guidelines). In addition, it is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Forward Foreign Currency Exchange Contracts. The fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships.

The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Fund shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.

The SEC recently adopted Rule 18f-4 under the Act, which will regulate the use of derivatives by the fund and is effective in August 2022. Under the new rule, the fund may be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Compliance with the new rule by the fund could, among other things, make derivatives more costly, limit their availability or utility or otherwise adversely affect their performance. The new rule may limit the fund’s ability to use derivatives as part of its investment strategy.

Foreign Investment Risk. To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

Equity Securities Risk. To the extent the fund invests directly in common stock of junk bond issuers or acquires equity securities or warrants incidental to its

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investments in credit instruments, it will be subject to the risks associated with those types of investments.

Common Stock Risk. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services.

Preferred Stock Risk. There are special risks associated with investing in preferred stocks, including:

• Deferral and Omission. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for tax purposes although it has not yet received such income.

• Subordination. Preferred stocks generally are subordinated to loans and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than loans and other debt instruments.

• Limited Voting Rights. Generally, preferred stockholders (such as the fund) have no voting rights with respect to the issuing company unless, among other things, preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

• Special Redemption Rights. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws.

As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the fund.

Convertible Securities Risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock or another security. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed rate debt securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock or other security. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

Warrants and Rights Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock. An investment in warrants would not entitle the fund to receive dividends or exercise voting rights.

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. However, in 2011 S&P downgraded its rating of U.S. government debt, suggesting an increased credit risk. Further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the fund’s average maturity is longer, under certain market conditions the fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Non-Diversification Risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market

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value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds, such as the fund, frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. The fund cannot predict whether its shares will trade at, above or below net asset value.

Cybersecurity Risk. The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Given the risks described above, an investment in the fund may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the fund.

Recent Changes & Supplemental Information

During the fiscal year ended March 31, 2022, there were (i) no material changes to the fund's investment objectives and policies that have not been approved by shareholders, (ii) no changes in the fund’s trust instrument or by-laws that would delay or prevent a change of control of the company that have not been approved by shareholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and

(iv) no changes in the persons who are primarily responsible for the day-to-day management of the fund’s portfolio.

The fund has updated certain of its principal risk factors to reflect the risks associated with the COVID-19 pandemic, cybersecurity, new Rule 18f-4 under the Act and the pending cessation of LIBOR.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund reports the maximum amount allowable but not less than 72.88% as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 2-3, 2022, the Board considered the renewal of the fund’s Investment Management and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end high yield funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end high yield funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all leveraged closed-end high yield funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s total return performance, on a market price basis, was below the Performance Group median for all periods, except the two- and four-year periods when it was at the Performance Group median, and below the Performance Universe median for all periods. The Board also considered that the fund’s yield performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for nine of the ten one-year periods ended December 31st and, on a market price basis, was at or above the Performance Group median for eight of the ten one-year periods ended December 31st and above the Performance Universe median for all of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns, on a net asset value basis, to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown. The Board also noted that the fund had a four-star overall rating and a four-star rating for the ten-year period from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that, based on common assets alone, the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group and the Expense Universe median total expenses. The Board also considered that, based on common assets and leveraged assets together, the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group and were equal to the Expense Universe median total expenses.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1998)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Francine J. Bovich (70)

Board Member (2011)

Current term expires in 2024

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (71)

Board Member (2019)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (75)

Board Member (1998)

Current term expires in 2023

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (1998)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (75)

Board Member (1998)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of The MBSC Securities Corporation (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 56 investment companies (comprised of 110 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 131 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

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OFFICERS AND TRUSTEES
BNY Mellon High Yield Strategies Fund

240 Greenwich Street
New York, NY 10286

Trustees	Officers (continued)
Independent Board Members:	Assistant Treasurers (continued)
Joseph S. DiMartino, Chairman	Robert Salviolo
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Chief Compliance Officer
Kenneth A. Himmel	Joseph W. Connolly
Roslyn M. Watson	Portfolio Managers
Benaree Pratt Wiley	Chris Barris
Interested Board Member:	Kevin Cronk
Bradley Skapyak
Officers
President	Adviser
David DiPetrillo	BNY Mellon Investment Adviser, Inc.
Chief Legal Officer
Peter M. Sullivan
Vice President and Secretary	Custodian
James Bitetto	The Bank of New York Mellon
Vice Presidents and Assistant Secretaries	Counsel
Deirdre Cunnane	K&L Gates LLP
Sarah S. Kelleher	Transfer Agent, Registar and
Jeff Prusnofsky	Dividend Disbursing Agent
Amanda Quinn	Computershare Inc.
Natalya Zelensky	Stock Exchange Listing
Treasurer	NYSE Symbol: DHF
James Windels	Initial SEC Effective Date
Vice President	4/23/98
Daniel Goldstein
Joseph Martella
Assistant Treasurers
Gavin C. Reilly

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon High Yield Strategies Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DHF

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0430AR0322

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $105,960 in 2021 and $105,960 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,450 in 2021 and $5,450 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2021 and $0 in 2022. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2021 and $0 in 2022.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,624,805 in 2021 and $3,851,043 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Kenneth A. Himmel, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SUMMARY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES

The Fund's Board of Trustees has adopted the following procedures with respect to proxy voting by the Fund.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The Board has delegated the authority to vote proxies of companies held in the Fund's portfolio to Alcentra NY, LLC ("Alcentra NY"), as described below. Alcentra NY is the primary employer of the Fund's portfolio managers, who manage the Fund as employees of BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), the Fund's investment adviser.

In addition, the Board has adopted Alcentra NY's proxy voting procedures pursuant to which proxies of companies held in the Fund's portfolio will be voted.

Proxy Voting Operations

The Fund has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. Each fund in the BNY Mellon Family of Funds bears an equal share of ISS's fees in connection with the proxy voting and related services that ISS provides in respect of the funds.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Fund owns shares of another registered investment company (an "Acquired Fund"), the Fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Policies and Procedures; Oversight

The Fund's Chief Compliance Officer is responsible for confirming that Alcentra NY has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Fund's proxies are voted in the best interest of the Fund. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Fund is monitored to ensure compliance with Alcentra NY's procedures, such as by sampling votes cast for the Fund, including routine proposals as well as those that require more analysis, to determine whether they complied with Alcentra NY's Proxy Voting Procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the Board on the Fund's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Fund is required to file its complete proxy voting record with the SEC on Form N-PX no later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at http://www.im.bnymellon.com. The Fund has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

SUMMARY OF ALCENTRA'S PROXY VOTING POLICY AND PROCEDURES

Scope

This Policy applies to all strategies across both legal entities: Alcentra NY, LLC and Alcentra Limited (collectively, "Alcentra" or the "Firm").

Alcentra generally will not be called upon to vote proxies for its syndicated loan and direct lending investments because of the nature of the instruments involved in the investment strategy (i.e. loans rather than securities). An exception is when Alcentra may hold loan investments which could be converted to voting securities.

Proxy votes are also not generally conducted for corporate bonds. In addition, proxy votes may take place from time to time on structured credit investments where our fund holds the equity tranche.

Purpose

When engaged by a client to provide discretionary advisory services, Alcentra is typically delegated the responsibility to vote on matters considered at portfolio companies' shareholder meetings, usually by means of a proxy ballot ("proxy voting").

In these instances, Alcentra has a duty to monitor corporate events and to vote proxies in the best interest of its client and not subrogate the interests of its clients to its own interests. This generally means voting with a view toward enhancing the economic value of the investment. In the case of social and political responsibility issues that, in Alcentra's opinion, do not primarily involve financial considerations, it is the Firm's objective to support shareholder proposals that the Firm believes promote good corporate citizenship while enhancing long-term shareholder value.

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when the Firm is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Regulatory Context

The SEC has taken the position that proxy voting is only required where the adviser exercises discretion over advisory assets and the adviser's contract is silent on proxy voting responsibilities or specifically provides that the adviser will vote proxies.

The ERISA rules of the Department of Labor ("DOL") require an adviser to vote proxies for ERISA clients unless the plan administrator or other fiduciary has expressly precluded such responsibilities.

For most other clients, unless another service provider is delegated proxy voting responsibilities, the adviser's role as an adviser with investment discretion would include proxy voting responsibilities.

Alcentra NY, Advisers Act Requirements

In line with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), it is Alcentra's policy to

  Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of the adviser's clients;
  Disclose to clients via the Form ADV Part 2A how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
  Describe to clients via Form ADV Part 2A the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Alcentra NY, ERISA Requirements

Following from the DOL's guidance on proxy voting in respect of ERISA pension plan funds, it is Alcentra policy to:

  Clearly delineate responsibility for voting between Alcentra NY and the trustee or other plan fiduciary that appointed Alcentra NY, possibly through the investment management agreement.
  Take reasonable steps to ensure that it has received all proxies for which it has voting authority and implemented appropriate reconciliation procedures.

  In voting, act prudently and solely in the interests of pension plan participants and beneficiaries. In so doing we consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. However, other DOL pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.
  The plan administrator will periodically monitor Alcentra's voting activities, and both the client's monitoring activities and Alcentra's voting activities (including the votes cast in each particular case) must be documented.

Voting

Alcentra reviews the circumstances for each vote to determine which stance would best serve its clients and votes accordingly. Alcentra votes and documents its vote as follows:

•	A Voting File has been established to document how Alcentra NY voted on each proxy vote.
•	While Alcentra expects to vote all identical client proxies in the same manner across each client account, the relevant Portfolio Manager or Investment Committee may vote certain client accounts differently than others if it is determined that it is in the best interest of the respective clients to do so.
•	Alcentra Portfolio Manager or Investment Committee for the particular Investment Vehicle, or designee, will decide, on a case-by-case, how each vote should be cast in order to best serve the interest of each respective client.
•	A record noting the details of the vote, as well as an assessment as to whether a material conflict of interest exists, is maintained in the Voting File.
•	Copies of actual voting records will be maintained.

Non-Voting of Proxies

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when the Firm is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts of Interest

While Alcentra does not anticipate that it will regularly face a material conflict of interest in the exercise of its voting responsibilities, Alcentra has developed a Proxy Voting Form that has been designed to identify and document conflicts of interest. Based on the responses to the Form, the Portfolio Manager or designee will determine if there is any actual or perceived conflict of interest. If a conflict exists, the Portfolio Manager or designee will determine whether the conflict is "material" based on the nature of the business or personal relationship, the specific proxy proposal and such other factors or criteria as the Portfolio Manager or designee determine are relevant.

In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the Portfolio Manager or designee may consult with others as appropriate. Employees involved in the decision making process or administration of proxy votes are prohibited from revealing how Alcentra intends to vote on a proposal in order to reduce any attempted influence from interested parties.

If a material conflict of interest is found to exist, the Chief Investment Officer and Chief Compliance Officer will be consulted to ensure that the vote is cast in a manner that is in the best interest of the client(s). Alcentra may seek an independent third party to recommend how to vote the proposal. Such recommendation may be based on the third party's predetermined voting policies (so long as the subject matter of the proposal is specifically addressed in the guidelines) or independent research conducted by the third party.

In an effort to minimize the appearance that certain relationships or situations may inappropriately influence its voting decisions, Alcentra has determined that when presented with the opportunity to vote on shareholder proposals issued by an "Affiliated Fund" (for purposes of this policy, any pooled investment vehicle that is sponsored by a subsidiary of BNY Mellon shall be considered an "Affiliated Fund"), it will vote in the same proportion as all other voting shareholders of such Affiliated Fund ("echo voting"). If "echo voting" is not operationally feasible, the vote recommendations of an independent third party shall be applied. The independent third party shall be ISS, if available, or Glass Lewis & Co. ("Glass Lewis"), if ISS is not available.

Notwithstanding the foregoing, Alcentra also may resolve any material conflict in such other manner as Alcentra believes is in the best interest of the client.

Record Keeping

In line with the record-keeping requirements in Rule 204-2 under the Advisers Act, it is Alcentra policy to maintain the following books and records:

  Copies of the adviser's proxy voting policies and procedures
  A copy of each proxy statement that the adviser receives regarding client securities. Advisers may rely upon third-party service providers to maintain such records. For example, if an adviser uses a third-party proxy voting service to vote client proxies, that company may maintain copies of the proxy statements on behalf of the adviser. The proxy voting service must agree to provide the statements to the adviser promptly upon request. Alternatively, the adviser could rely upon obtaining a copy of a proxy statement from the SEC's EDGAR system.
  A record of each vote cast by the adviser on behalf of a client. Advisers may rely upon the records maintained by a third-party proxy voting service, if the records can be obtained by the adviser promptly upon request.
  A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision. For example, some advisers adopt general policies on how they will vote on certain issues.

A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any written or oral request for information regarding how the adviser votes proxies on behalf of the requesting client.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of May 24, 2022, the date of the filing of this report:

Chris Barris, and Kevin Cronk, CFA are the fund's primary portfolio managers, positions they have held since October 2010 and September 2012 respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Global Head of High Yield and Deputy Chief Investment Officer. He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail funds. Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience. Mr. Barris joined Standish Mellon Asset Management Company LLC, an affiliate of

BNYM Investment Adviser and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee. Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager. Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

Messrs. Barris and Cronk manage the fund as employees of BNYM Investment Adviser.

(a)(2) The following information is as of March 31, 2022:

Portfolio Managers. The Registrant's investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Director's Board to execute purchases and sales of securities. Chris Barris and Kevin Cronk are the Registrant's primary portfolio managers. Messrs. Barris and Cronk are dual employees of Alcentra and BNYM Investment Adviser.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of March 31, 2022:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	5	$1.8B	3	$1.0B	4	$1.3B
Kevin Cronk	5	$1.8B	2	$208.0M	4	$995.0M

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of March 31, 2022:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon High Yield Strategies Fund	$10,001-$50,000
Kevin Cronk	BNY Mellon High Yield Strategies Fund	$10,001-$50,000

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, Alcentra's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser or Alcentra's overall allocation of securities in that offering, or to increase BNYM Investment Adviser or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser and Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocated to the Fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser or Alcentra. BNYM Investment Adviser and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, BNYM Investment Adviser and Alcentra could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, Alcentra or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment is an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investment in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including BNYM Investment Adviser, Alcentra and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. BNY Mellon has no obligation to provide to BNYM Investment Adviser, Alcentra or the Fund or the effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personally of BNYM Investment Adviser or Alcentra. Accordingly, BNYM Investment Adviser and Alcentra have informed management of the Fund that in making investment decisions they do not obtain or use material inside information that BNY Mellon or its affiliated may possess with respect to such issuers.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon High Yield Strategies Fund

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: July 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: July 18, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: July 18, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)